040101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20110142836-58
	Filing Date and Time: 02/25/2011 12:24 PM
	Entity Number: E0107872011-8

(This document was filed electronically.)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: LCT GLOBAL RESOURCES INC

2. Registered Agent for Service of Process: (check only one box)

☐ Commercial Registered Agent: ______ Name

☒ Noncommercial Registered Agent (name and address below) **OR** ☐ Office or Position with Entity (name and address below)

JAY SMITH-SEE ATTACHED
Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity

Street Address	City	State	Zip Code
4790 CAUGHLIN PARKWAY #38	RENO	Nevada	89509

Mailing Address (if different from street address)	City	State	Zip Code
		Nevada	

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares *with par value:*	Par value per share: $	Number of shares *without par value:*
2000000000	0.0001	0

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) JAY SMITH-SEE ATTACHED
Name

Street Address	City	State	Zip Code
4790 CAUGHLIN PARKWAY #38	RENO	NV	89509

2) ______
Name

Street Address	City	State	Zip Code

5. Purpose: (optional; see instructions)

The purpose of the corporation shall be:

6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

JAY SMITH-SEE ATTACHED
Name

X JAY SMITH
Incorporator Signature

Address	City	State	Zip Code
4790 CAUGHLIN PARKWAY #38	RENO	NV	89509

7. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X JAY SMITH
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

2/25/2011
Date

This form must be accompanied by appropriate fees.

Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

CONTINUED

Includes data that is too long to fit in the fields on the NRS 78 Form and all additional director/trustees and incorporators

ENTITY NAME:	LCT GLOBAL RESOURCES INC

FOREIGN NAME TRANSLATION:	Not Applicable

PURPOSE:	Not Applicable

REGISTERED AGENT NAME:	JAY SMITH
STREET ADDRESS:	4790 CAUGHLIN PARKWAY #387, RENO, NV 89509
MAILING ADDRESS:	, ,

ADDITIONAL	**Directors/Trustees**
Name: JAY SMITH	
Address: 4790 CAUGHLIN PARKWAY #387	
City: RENO	
State: NV	
Zip Code: 89509	

ADDITIONAL	**Incorporators**
Name: JAY SMITH	
Address: 4790 CAUGHLIN PARKWAY #387	
City: RENO	
State: NV	
Zip Code: 89509	